Exhibit 10.1

EXECUTION VERSION

SEVENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

SEVENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of December 29, 2023 (this “Amendment”), by and among FS CREIT FINANCE BB-1 LLC, a Delaware limited liability company (“Seller”) and BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales, in its capacity as Purchaser (together with its successors and assigns, “Purchaser”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Purchaser and Seller are parties to that certain Master Repurchase Agreement, dated as February 22, 2021, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of May 20, 2021, as further amended by that certain Second Amendment to Fee Letter and Second Amendment to Repurchase Agreement, dated as of August 5, 2021, as further amended by that certain Third Amendment to Master Repurchase Agreement, dated as of October 7, 2021, as further amended by that certain Fourth Amendment to Repurchase Agreement, dated as of January 18, 2022, as further amended by that certain Fifth Amendment to Master Repurchase Agreement, dated February 16, 2022, and as further amended by that certain Sixth Amendment to Master Repurchase Agreement, dated June 7, 2022 by and between Seller and Purchaser (collectively, the “Existing Repurchase Agreement” and, as amended by this Amendment, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Purchaser has requested, and Seller has agreed, to make certain amendments and modifications to the Existing Repurchase Agreement as further set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

AMENDMENTS TO THE EXISTING REPURCHASE AGREEMENT

(a) Article 2 of the Existing Repurchase Agreement is hereby amended by either adding the following defined terms in the appropriate alphabetical order, or, if the corresponding defined term already exists therein, amending and restating such defined term in its entirety as follows:

“Availability Period” shall mean the period (i) beginning on the Closing Date and (ii) ending February 21, 2025, or such later date as may be in effect pursuant to Article 3(f).

“Restructuring Amendment Date” shall mean December 29, 2023.

“Retention Holder” shall have that meaning ascribed to it in the Risk Retention Letter.

“Risk Retention Event” shall mean a material breach by Retention Holder or the Seller of any representation, warranty, undertaking or obligation contained in the Risk Retention Letter.

“Risk Retention Letter” shall mean the risk retention letter, dated as of the Restructuring Amendment Date, from Retention Holder and Seller to Purchaser.

“Security Agent and Subordination Agreement” shall mean that certain Security Agent and Subordination Agreement dated as of the Restructuring Amendment Date by and among Purchaser as purchaser and security agent, Subordinate Lender as subordinate lender, and Seller, as common obligor, pursuant to which, among other things, the rights of Subordinate Lender are subordinated to the rights of Purchaser.

“Subordinate Lender” shall mean FS CREIT Finance Holdings LLC, a Delaware limited liability company, in its capacity as lender under the Subordinated Facility Agreement.

“Subordinate Loan” shall mean an advance to Seller from Subordinate Lender under the Subordinated Facility Agreement (and such advances collectively being the “Subordinate Loans”).

“Subordinated Facility Agreement” shall mean that certain Subordinated Facility Agreement, dated as of the Restructuring Amendment Date, among Seller as borrower and Subordinate Lender as lender whereby Subordinate Lender has made provision for the Subordinate Loans to be advanced to Seller under the terms thereof.

“Transaction Documents” shall mean, collectively, this Agreement, any applicable Exhibits to this Agreement, the Fee Letter, the Guaranty, the Custodial Agreement, the Servicing Agreement, any Servicer Letter, the Account Control Agreement, each Master Bill of Sale, the Subordinated Facility Agreement, the Security Agent and Subordination Agreement, the Risk Retention Letter, all Confirmations and assignment documentation executed pursuant to this Agreement in connection with specific Transactions, and all other documents executed in connection with this Agreement or any Transaction, each of the foregoing as they may be amended, restated, supplemented or modified from time to time.

“UK Securitisation Regulation” shall mean Regulation (EU) 2017/2402 in the form in effect on 31 December 2020 which forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019 of the United Kingdom and as further amended, varied or substituted from time to time as a matter of United Kingdom law, including (i) any technical standards thereunder as may be effective from time to time and (ii) any guidance relating thereto as may from time to time be published by the UK Financial Conduct Authority and/or the UK Prudential Regulation Authority (or, in each case, any successor).

(b) Article 5(e) of the Existing Repurchase Agreement is hereby amended and restated in its entirety as follows:

(e) So long as no Event of Default shall have occurred and be continuing, Account Bank shall remit all amounts in the Collection Account to, or at the direction of, Seller; provided that, Seller’s direction shall be in accordance with Section 3.1 of the Security Agent and Subordination Agreement. Notwithstanding the foregoing, to the extent Net Cash Flow is applied to reduce the outstanding principal balance of any Purchased Asset, Seller shall be required to pay (and shall not permit Account Bank to remit such amount from the Collection Account to Seller or any other Person (other than Purchaser), and shall cause Account Bank to promptly remit such amount to Purchaser) the entire amount that was applied to reduce the outstanding principal balance of such Purchased Asset toward the Repurchase Price for such Purchased Asset until the Repurchase Price thereof is paid in full.

(c) Article 11(iv) of the Existing Repurchase Agreement is hereby amended and restated as follows:

(iv) create, incur, assume or suffer to exist any Indebtedness or other obligation (other than the Subordinate Loan), secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation) to the extent the same would cause Seller to violate the covenants contained in this Agreement or Guarantor to violate the financial covenants contained in the Guaranty;

(d) Article 14(a) of the Existing Repurchase Agreement is hereby amended by adding the following event to the list of events which constitute an “Event of Default” thereunder:

(xxi) Risk Retention Event. A Risk Retention Event shall have occurred, provided, that, if such breach is susceptible to cure, then the Retention Holder or Sellers, as the case may be, shall have ninety (90) calendar days after the earlier of written notice to such Person from Purchaser of the relevant breach, to remedy such breach before an Event of Default occurs under this Article 14(a)(xxi) (provided that, any breach resulting from a willful (1) failure to hold the Retained Interest (as defined in the Risk Retention Letter), (2) transfer of the Retained Interest or (3) hedge the Retained Interest, in each case, in violation of the Risk Retention Letter, shall not be susceptible to cure).

ARTICLE 2

REPRESENTATIONS

Seller represents and warrants to Purchaser, as of the date of this Amendment, as follows:

(a) no Material Adverse Effect, Margin Deficit, Default or Event of Default has occurred and is continuing;

(b) all representations and warranties made by any Seller Party in the Transaction Documents (other than those contained in Article 10(w) of the Existing Repurchase Agreement which are considered solely for the purpose of determining the Market Value and eligibility of the Purchased Assets, unless (i) Seller shall have made any such representations and warranties with actual knowledge that they were materially false or misleading at the time made or (ii) any such representations and warranties have been determined by Purchaser in its sole and absolute discretion to be materially false or misleading on a regular basis) are true and correct in all material respects as of the date hereof with the same force and effect as if made on and as of the date hereof;

(c) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified in each jurisdiction necessary to conduct business as presently conducted;

(d) it is duly authorized to execute and deliver this Amendment and to perform its obligations under the Existing Repurchase Agreement, as amended and modified hereby, and has taken all necessary action to authorize such execution, delivery and performance;

(e) the person signing this Amendment on its behalf is duly authorized to do so on its behalf;

(f) the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected;

(g) this Amendment has been duly executed and delivered by it; and

(h) the Existing Repurchase Agreement, as amended and modified hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, other limitations on creditors’ rights generally and general principles of equity.

ARTICLE 3

CONDITIONS PRECEDENT

Subject to Article 4 below, this Amendment and its provisions shall become effective upon the satisfaction of each of the following conditions precedent:

(a) the execution and delivery of this Amendment by a duly authorized officer of Seller;

(b) the execution and delivery of (i) the Subordinated Facility Agreement, (ii) the Security Agent and Subordination Agreement, and (iii) the Risk Retention Letter, in each case, duly completed and executed by each of the parties thereto;

(c) the delivery of a memorandum by Dechert LLP to Purchaser in respect of the application of certain requirements set out in the Securitisation Regulations;

(d) the delivery of confirmation and evidence satisfactory to Purchaser and Subordinate Lender (i) that the requirements of Article 7(1)(b) of the UK Securitisation Regulation have been fulfilled and the execution versions of this of the documents referred to in Article 3(b) of this Agreement and copies of the other Transaction Documents having been made available to Purchaser and Subordinate Lender and (ii) that the requirements of Article 7(1)(c) of the UK Securitisation Regulation have been fulfilled by, on or before the Restructuring Amendment Date, the transaction summary specified in that Article having been prepared by Seller or their counsel and made available to Purchaser and Subordinate Lender; and

(e) all representations and warranties set forth in Article 2 hereof are true, correct, complete and accurate as of the date hereof.

ARTICLE 4

AVAILABILITY PERIOD EXTENSION FEE

The effectiveness of the Availability Period extension evidenced hereby is subject to the payment by Seller of an Availability Period Extension Fee (as defined in the Fee Letter) in the amount of $312,500.00.

ARTICLE 5

REAFFIRMATION AND ACKNOWLEDGMENT

Seller on behalf of itself and no other Person hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and grants of security interests and liens in favor of Purchaser, under each Transaction Document to which it is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Transaction Documents, and (iii) agrees that neither such ratification and reaffirmation, nor Purchaser’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from Seller and/or Guarantor with respect to any subsequent modifications to the Repurchase Agreement or the other Transaction Documents. The Existing Repurchase Agreement (as amended as of the date hereof) and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

ARTICLE 6

GOVERNING LAW

THIS AMENDMENT (AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT AND THE INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT) SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 7

MISCELLANEOUS

(a) The execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of Purchaser under the Repurchase Agreement or any other Transaction Document, (ii) constitute a waiver of any provision in the Repurchase Agreement or in any of the other Transaction Documents or of any Default or Event of Default that may have occurred and be continuing, (iii) limit, impair, constitute a waiver by, or otherwise affect any right or power of Purchaser to determine that a Margin Deficit, Default or Event of Default has occurred pursuant to the terms of the Transaction Documents or (iv) except as expressly amended or modified hereby, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Repurchase Agreement or in any of the other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b) Except as expressly amended or modified hereby, the Transaction Documents shall remain in full force and effect in accordance with their terms and as so amended or modified are hereby ratified and confirmed. All references to the Transaction Documents shall be deemed to mean the Transaction Documents as modified by this Amendment.

(c) This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used in this Amendment or in any other certificate, agreement or document related to this Amendment shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) and other electronic signatures. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. The parties hereto agree that this Amendment may be signed with a signature stamp. The parties hereto agree that any signatures made with a signature stamp appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

(d) The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.

(e) This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

(f) This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

(g) After this Amendment becomes effective, all references in the Existing Repurchase Agreement and each other Transaction Document to “Master Repurchase Agreement,” “Repurchase Agreement,” “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Existing Repurchase Agreement shall be deemed to be references to the Existing Repurchase Agreement as amended by this Amendment.

(h) This Amendment and the Existing Repurchase Agreement, as amended hereby, are a single Transaction Document.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

SELLER:

FS CREIT FINANCE BB-1 LLC

By:	/s/ Stephen S. Sypherd
Name: Stephen S. Sypherd
Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Barclays-FS CREIT – Seventh Amendment to Master Repurchase Agreement

PURCHASER:

BARCLAYS BANK PLC

By:	/s/ Francis X. Gilhool
Name: Francis X. Gilhool
Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Barclays-FS CREIT – Seventh Amendment to Master Repurchase Agreement

By signing below, FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation (“Guarantor”), hereby acknowledges the foregoing Amendment and in connection with Seller’s agreement to the terms of the foregoing Amendment reaffirms the terms and conditions of that certain Guaranty, dated as of February 22, 2021, as amended by that certain First Amendment to Guaranty, dated as of December 17, 2021, as further amended by that certain Second Amendment to Guaranty, dated as of June 7, 2022, as further amended by that certain Third Amendment to Guaranty dated as of October 31, 2022, and as further amended by that certain Fourth Amendment to Guaranty, dated as of December 14, 2023 (as so amended, and as the same may be further amended, modified, restated, replaced, waived, substituted, supplemented or extended and in effect from time to time, the “Guaranty”), for the benefit of Purchaser, and acknowledges and agrees that the Guaranty remains in full force and effect.

GUARANTOR:

FS CREDIT REAL ESTATE INCOME TRUST, INC.

By:	/s/ Stephen S. Sypherd
Name: Stephen S. Sypherd
Title: Vice President, Treasurer and Secretary

Barclays-FS CREIT – Seventh Amendment to Master Repurchase Agreement